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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

SPX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Form 8-K/A amends the Form 8-K filed on May 13, 2005 solely for the purpose of including Exhibit 2.2 that was inadvertently omitted.

Item 2.01.    Completion of Disposition of Assets.

On May 9, 2005, SPX Corporation ("SPX" or the "Company") completed the sale of its Kendro laboratory and life sciences products business ("Kendro") to Thermo Electron Corporation ("Thermo") for $833.5 million in cash, subject to post-closing adjustment. The disposition was completed pursuant to a purchase agreement, dated as of January 19, 2005 as amended, (the "Purchase Agreement"), by and among SPX, Kendro GP II, LLC, SPX Europe GmbH, General Signal Ireland B.V., and GSLE Development Corporation and Thermo and Thermo Electron (Oberhausen) GmbH.

In connection with completing the transaction, SPX and Thermo entered into an amendment, dated as of May 6, 2005 (the "Amendment"), to the Purchase Agreement. The Amendment provided for (a) additional Thermo subsidiaries to be added as parties to the Purchase Agreement as purchasers, (b) the revision of certain procedures and deliverables for the closing of the transaction and (c) the addition and/or revision of certain exhibits and schedules to the Purchase Agreement, including a revised purchase price allocation reflecting the amendments to the closing procedures. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 hereto.

On May 9, 2005, SPX issued a press release related to the Kendro disposition (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(b)
Pro Forma Financial Information

In addition to the completion of the Kendro sale noted above, on January 2, 2005, the Company completed the sale of its BOMAG compaction equipment business ("BOMAG") to Fayat SA for approximately $446 million in cash, subject to price adjustment based on working capital existing as of January 2, 2005. Also, on March 23, 2005, the Company completed the sale of its fire detection and building life-safety systems business, Edwards Systems Technology ("EST"), to subsidiaries of General Electric Company for $1.395 billion in cash. The required pro forma financial information related to the completion of the BOMAG and EST sales were filed on Form 8-Ks on January 6, 2005 and March 29, 2005, respectively.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 reflects the dispositions of BOMAG, EST and Kendro as if they had occurred on January 1, 2004. The accompanying unaudited pro forma consolidated statement of operations for the quarter ended March 31, 2005 reflects the disposition of Kendro as if it had occurred on January 1, 2005. No pro forma impact is presented for the BOMAG and EST dispositions for the quarter ended March 31, 2005, as these dispositions were completed during the quarter. The unaudited pro forma consolidated balance sheet of the Company reflects the disposition of Kendro as if it had occurred on March 31, 2005. The pro forma adjustments for all statements and periods presented are based on the cash receipts and gains resulting from the dispositions and other transactions resulting from the dispositions, as applicable.

The pro forma financial information is based on presently available information and is not necessarily indicative of the results that would have been reported had the transactions actually occurred on the dates specified. The final accounting for the disposition of the Kendro business is still under review by management and will be finalized prior to the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. The pro forma gain on the disposition of the Kendro business is based on the net book value at March 31, 2005 of the net assets sold. Accordingly, the Company's actual recording of the disposition may differ from the pro forma financial information. The pro forma financial information does not purport to indicate the future consolidated financial position or future consolidated results of operations of the Company.

SPX CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
($ in millions)

	March 31, 2005
	Historical	Kendro		Adjustments		Pro Forma
ASSETS
Current assets:
Cash and equivalents	$1,157.3	$833.5	A	$(600.0	)G	$1,390.8
Accounts receivable, net	905.0					905.0
Inventories, net	520.5					520.5
Other current assets	93.9					93.9
Deferred income taxes	184.0					184.0
Assets of discontinued operations	599.7	(588.3	)B			11.4

Total current assets	3,460.4	245.2		(600.0)		3,105.6
Property, plant and equipment	948.6					948.6
Accumulated depreciation	(458.4)					(458.4)

Net property, plant and equipment	490.2	—		—		490.2
Goodwill	2,029.4					2,029.4
Intangibles, net	484.1					484.1
Other assets	624.6			(6.5	)H	618.1

Total assets	$7,088.7	$245.2		$(606.5)		$6,727.4

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$466.7	$—				$466.7
Accrued expenses	639.5	11.8	C			651.3
Income taxes payable	458.3	131.7	D	(2.5	)H	587.5
Short-term debt	43.6					43.6
Current maturities of long-term debt	365.3					365.3
Liabilities of discontinued operations	118.1	(111.9	)B			6.2

Total current liabilities	2,091.5	31.6		(2.5)		2,120.6
Long-term debt	1,025.0	—		(600.0	)G	425.0
Deferred and other income taxes	682.4					682.4
Other long-term liabilities	593.3					593.3

Total long-term liabilities	2,300.7	—		(600.0)		1,700.7
Minority interest	4.4					4.4
Shareholders' equity:
Common stock	907.8					907.8
Paid-in capital	1,023.6					1,023.6
Retained earnings	1,287.2	300.0	E	(4.0	)H	1,583.2
Unearned compensation	(60.5)					(60.5)
Accumulated other comprehensive income	212.4	(86.4	)F			126.0
Common stock in treasury	(678.4)					(678.4)

Total shareholders' equity	2,692.1	213.6		(4.0)		2,901.7

Total liabilities and shareholders' equity	$7,088.7	$245.2		$(606.5)		$6,727.4

The accompanying notes are an integral part of these pro forma financial statements.

SPX CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
($ in millions, except per share amounts)

	Quarter ended March 31, 2005
	Historical	Kendro (1)	Adjustments		Pro Forma
Revenues	$1,032.6	$—	$—		$1,032.6
Costs and expenses:
Cost of products sold	774.4	—	—		774.4
Selling, general and administrative	211.6	—	—		211.6
Intangible amortization	4.6	—	—		4.6
Special charges, net	4.8				4.8

Operating income	37.2	—	—		37.2
Other expense, net	(3.3)	—	—		(3.3)
Interest expense, net	(30.7)		10.8	I	(19.9)
Loss on early extinguishment of debt	(103.5)	—	(6.9)	J	(110.4)

Income (loss) from continuing operations before income taxes	(100.3)	—	3.9		(96.4)
Income tax benefit (provision)	38.7	—	(1.5	)K	37.2
Equity earnings in joint ventures	4.3				4.3

Income (loss) from continuing operations	(57.3)	—	2.4		(54.9)
Basic earnings per share of common stock
Loss from continuing operations	$(0.77)				$(0.74)
Weighted average number of common shares outstanding	74.556				74.556
Diluted earnings per share of common stock
Loss from continuing operations	$(0.77)				$(0.74)
Weighted average number of common shares outstanding	74.556				74.556

(1)
The Kendro business was classified as a discontinued operation for the quarter ended March 31, 2005 and the results of its operations were shown below income from continuing operations in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

The accompanying notes are an integral part of these pro forma financial statements.

SPX CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
($ in millions, except per share amounts)

	Year ended December 31, 2004
	Historical	BOMAG (1)	EST (1)	Kendro (1)	Adjustments		Pro Forma
Revenues	$4,372.0	$—	$—	$—	$—		$4,372.0
Costs and expenses:
Cost of products sold	3,233.2	—	—	—	—		3,233.2
Selling, general and administrative	838.4	—	—	—	—		838.4
Intangible amortization	17.2	—	—	—	—		17.2
Special charges, net	45.5						45.5
Impairment of goodwill and indefinite lived intangible assets	246.8	—	—	—	—		246.8

Operating loss	(9.1)	—	—	—	—		(9.1)
Other expense, net	(9.2)	—	—	—	—		(9.2)
Interest expense, net	(154.0)	—	—	—	24.9	L,M	(129.1)

Income (loss) from continuing operations before income taxes	(172.3)	—	—	—	24.9		(147.4)
Income tax benefit (provision)	31.6	—	—	—	(9.6)	N	22.0
Equity earnings in joint ventures	26.0						26.0

Income (loss) from continuing operations	(114.7)	—	—	—	15.3		(99.4)
Basic earnings per share of common stock
Loss from continuing operations	$(1.54)						$(1.34)
Weighted average number of common shares outstanding	74.271						74.271
Diluted earnings per share of common stock
Loss from continuing operations	$(1.54)						$(1.34)
Weighted average number of common shares outstanding	74.271						74.271

(1)
The BOMAG, EST and Kendro businesses were classified as discontinued operations at December 31, 2004 and the results of their operations were shown below income from continuing operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(Dollar amounts in millions)

1.     Basis of Presentation

        The preceding unaudited pro forma consolidated financial statements are based upon the Company's historical results of operations and financial condition, adjusted to reflect the pro forma effect of the sale of the Company's BOMAG, EST and Kendro businesses, as applicable. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and with the unaudited consolidated financial statements and notes in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

2.     Pro Forma Adjustments

Pro Forma Balance Sheet Adjustments

  A)
  Cash proceeds from the sale of the Kendro business.

  B)
  Related assets and liabilities of Kendro previously reported as discontinued operations in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

  C)
  Estimated legal, consulting and other costs directly associated with the disposition of the Kendro business.

  D)
  Estimated income tax provision of approximately $131.7 recorded on the gain on sale.

  E)
  Estimated after-tax gain on the sale of the Kendro business.

  F)
  Reclassification of the cumulative translation adjustment related to the Kendro business as a component of the gain on sale.

  G)
  Repayment of $600.0 of the Company's long-term debt with cash proceeds from the Kendro sale.

  H)
  Write-off of unamortized deferred financing costs associated with the long-term debt repayment ($6.5), offset by the income tax benefit ($2.5) associated with the write-off.

Pro Forma Statement of Operations Adjustments for the Quarter Ended March 31, 2005

  I)
  Interest expense decreased by $9.8 associated with the interest savings resulting from the $600.0 repayment of the long-term debt, $0.4 for reduced amortization expense resulting from the write-off of deferred financing fees and $0.6 of incremental interest earned on the cash received from the Kendro sale.

  J)
  Loss on early extinguishment of debt increased $6.9 resulting from the write-off of the unamortized deferred financing costs associated with the $600.0 repayment of the long-term debt.

  K)
  Income tax effect at approximately 38.5%.

Pro Forma Statement of Operations Adjustments for the Year Ended December 31, 2004

  L)
  The following adjustments were included to increase interest expense:

    •
    $4.9 related to the write-off of the unamortized deferred financing costs associated with the $400.0 repayment of the Company's term loans with the proceeds from the Bomag sale.
    •
    $87.4 related to the repurchase of the Company's 6.25% and 7.5% Senior Notes (collectively the "Notes") that was funded through the proceeds from the EST sale.

        The $87.4 is comprised of the estimated premium on the repurchase of the Notes ($72.9) and the write-off of unamortized deferred financing costs ($14.5).

      •
      $8.6 related to the write-off of the unamortized deferred financing costs associated with the $600.0 repayment of the Company's long-term debt with the proceeds from the Kendro sale.

  M)
  The following adjustments were included to decrease interest expense:

    •
    $28.1 related to the $400.0 repayment of the term loans, which is comprised of interest savings resulting from the repayment ($27.2) and reduced amortization expense resulting from the write-off of deferred financing fees ($0.9).
    •
    $54.5 related to a) the repurchase of the Notes, which is comprised of interest savings resulting from the repurchase ($47.3) and reduced amortization expense resulting from the write-off of deferred financing fees ($1.9), and b) incremental interest income earned on the cash received from the EST sale ($5.3).
    •
    $43.2 related to a) the $600.0 repayment of the long-term debt, which is comprised of interest savings resulting from the repayment ($39.0) and reduced amortization expense resulting from the write-off of deferred financing fees ($1.7), and b) incremental interest earned on the cash received from the Kendro sale ($2.5).

  N)
  Income tax effect at approximately 38.5%.

(c)
Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
2.1	Purchase Agreement, dated as of January 19, 2005, by and among SPX, Kendro GP II, LLC, SPX Europe GmbH, General Signal Ireland B.V., and GSLE Development Corporation and Thermo and Thermo Electron (Oberhausen) GmbH, incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by SPX on January 21, 2005 (file no. 1-6948).
2.2
Amendment to Purchase Agreement, dated as of May 6, 2005, by and among SPX, Kendro GP II, LLC, SPX Europe GmbH, General Signal Ireland B.V., and GSLE Development Corporation and Thermo, Thermo Electron (Oberhausen) GmbH, Thermo Electron SA, and Thermo Electron Beteiligungsverwaltungs GmbH.*
99.1	Press Release issued May 9, 2005.

*
The schedule and exhibit are not filed but SPX undertakes to supplementally furnish a copy of the schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
Date: May 16, 2005	By:	/s/ Patrick J. O'Leary Patrick J. O'Leary Executive Vice President, Treasurer and Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit Number	Description
2.1	Purchase Agreement, dated as of January 19, 2005, by and among SPX, Kendro GP II, LLC, SPX Europe GmbH, General Signal Ireland B.V., and GSLE Development Corporation and Thermo and Thermo Electron (Oberhausen) GmbH, incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by SPX on January 21, 2005 (file no. 1-6948).
2.2
Amendment to Purchase Agreement, dated as of May 6, 2005, by and among SPX, Kendro GP II, LLC, SPX Europe GmbH, General Signal Ireland B.V., and GSLE Development Corporation and Thermo, Thermo Electron (Oberhausen) GmbH, Thermo Electron SA, and Thermo Electron Beteiligungsverwaltungs GmbH.*
99.1	Press Release issued May 9, 2005.

*
The schedule and exhibit are not filed but SPX undertakes to supplementally furnish a copy of the schedule or exhibit to the Securities and Exchange Commission upon request.

E-1

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Item 2.01. Completion of Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SPX CORPORATION AND SUBSIDIARIES PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited) ($ in millions)
SPX CORPORATION AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) ($ in millions, except per share amounts)
SPX CORPORATION AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) ($ in millions, except per share amounts)
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Dollar amounts in millions)
SIGNATURE
EXHIBIT INDEX